Supplement dated January 25, 2018
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Small Cap Equity Strategies Fund	1/1/2018
Effective immediately, the list of portfolio managers for EAM Investors, LLC in the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund — Fund Management" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Montie Weisenberger	Portfolio Manager and Managing Director of EAM	Co-Portfolio Manager	2012
Travis Prentice	CEO and Chief Investment Officer of EAM	Co-Portfolio Manager	January 2018
The rest of the section, including the portfolio manager information for BMO Asset Management Corp., Columbia Management Investment Advisers, LLC, Conestoga Capital Advisors, LLC, and Dalton, Greiner, Hartman, Maher & Co., LLC remains the same.
Effective immediately, the information about the portfolio managers for EAM Investors, LLC, under the caption “Portfolio Managers” in the “More Information About the Fund – Primary Service Providers" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Montie Weisenberger	Portfolio Manager and Managing Director of EAM	Co-Portfolio Manager	2012
Travis Prentice	CEO and Chief Investment Officer of EAM	Co-Portfolio Manager	January 2018
From 2001 until co-founding EAM in August 2007, Mr. Weisenberger was a member of the US Micro / Emerging Growth investment team at Nicholas-Applegate Capital Management, most recently serving as a Senior Vice President and Portfolio Manager. Mr. Weisenberger began his investment career in 2000, after spending more than five years as a finance and strategic management consultant. Mr. Weisenberger earned a B.A. from Flagler College and an M.B.A. and M.H.A. from Georgia State University.
Prior to co-founding EAM in August 2007, Mr. Prentice was a Partner, Managing Director and Portfolio Manager with Nicholas-Applegate Capital Management where he had lead portfolio management responsibilities for their Micro and Ultra Micro Cap investment strategies and a senior role in the firm’s US Micro/Emerging Growth team. Mr. Prentice has 20 years of institutional investment experience specializing in small and micro cap equities. He holds a B.A. in Economics and a B.A. in Psychology from the University of Arizona and an M.B.A. from San Diego State University.
The rest of the section, including the portfolio manager information for BMO Asset Management Corp., Columbia Management Investment Advisers, LLC, Conestoga Capital Advisors, LLC, and Dalton, Greiner, Hartman, Maher & Co., LLC remains the same.
Shareholders should retain this Supplement for future reference.
SUP102_08_002_(01/18)